UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

Celgene Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue

Summit, New Jersey 07901

(Address of principal executive offices, including zip code)

(908) 673-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 27, 2015, Celgene Corporation, a Delaware corporation (“Celgene”), completed its acquisition of Receptos, Inc., a Delaware corporation (“Receptos”), pursuant to the Agreement and Plan of Merger dated as of July 14, 2015 (the “Merger Agreement”), among Celgene, Receptos and Strix Corporation, a Delaware corporation and wholly-owned subsidiary of Celgene (“Acquisition Sub”).

As previously disclosed, a total of approximately 26,177,855 shares of Receptos common stock, par value $0.001 per share (the “Shares”) (including Shares delivered through notices of guaranteed delivery) were validly tendered and not withdrawn in the tender offer to acquire all of the issued and outstanding Shares at a price of $232.00 per share (the “Offer”), representing approximately 83% of the outstanding Shares. The Offer expired at 12:00 midnight, New York City time, at the end of the day on August 24, 2015. The number of Shares tendered in the Offer were accepted for payment and constituted a majority of all outstanding Shares satisfying the Minimum Condition (as defined in the Merger Agreement).

On August 25, 2015, Celgene issued a press release announcing the expiration and results of the Offer, a copy of which is attached as Exhibit (a)(5)(G) to Amendment No. 3 to Schedule TO filed by Celgene with the Securities and Exchange Commission (the “SEC”) on August 25, 2015 and is incorporated herein by reference.

Following the completion of the Offer, all conditions to the Merger set forth in the Merger Agreement were satisfied, and on August 27, 2015, Celgene completed its acquisition of Receptos by effecting a merger in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, pursuant to which Acquisition Sub was merged with and into Receptos, with Receptos surviving the merger as a wholly-owned subsidiary of Celgene (the “Merger”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share, other than any shares owned by Celgene, Acquisition Sub or Receptos or any of their respective wholly-owned subsidiaries, or any stockholders who are entitled to and who validly exercise appraisal rights under Delaware law, were automatically converted into the right to receive an amount in cash equal to the Offer Price.

At the Effective Time, each outstanding and vested Receptos stock option was canceled and converted into the right to receive an amount in cash, if any, without interest and less the amount of any tax withholdings, equal to the product of (A) the number of Shares underlying such option and (B) an amount equal to (1) the Offer Price less (2) the per share exercise price of such option (the “Option Cash Amount”). To the extent any stock option was unvested as of the Effective Time, receipt of the Option Cash Amount remains subject to the same vesting schedule as applied to the option immediately before the Effective Time, subject to the holder’s continued service. To the extent such stock option remains unvested as of December 31, 2015 (the “Anniversary Date”) and the holder remains in service through the Anniversary Date, such holder will receive the Option Cash Amount on the Anniversary Date. In addition, stock options will vest in full prior to the Anniversary Date upon a termination of employment without cause, for good reason or due to such holder’s death or disability.

At the Effective Time, each outstanding and vested Receptos restricted stock unit award was canceled and converted into the right to receive an amount in cash, if any, without interest and less the amount of any tax withholdings, equal to the product of (A) the Offer Price, and (B) the number of Shares underlying such award immediately prior to the Effective Time (the “RSU Cash Amount”). To the extent any restricted stock unit award was unvested as of the Effective Time, receipt of the RSU Cash Amount remains subject to the same vesting schedule as applied to the restricted stock unit award immediately before the Effective Time, subject to the holder’s continued service. To the extent such restricted stock unit award remains unvested as of the Anniversary Date and the holder remains in service through the Anniversary Date, such holder will receive the RSU Cash Amount on the Anniversary Date. In addition, restricted stock unit awards will vest in full prior to the Anniversary Date upon a termination of employment without cause, for good reason or due to such holder’s death or disability.

Following the consummation of the Merger, the Shares ceased to be listed on The NASDAQ Global Market.

On August 27, 2015, Celgene issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing description of the Merger Agreement (including the description of the consideration payable in connection with the Merger) is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Celgene on July 15, 2015, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements required by this Item with respect to Receptos are incorporated herein by reference to Exhibits 99.1 and 99.2 to the Current Report on Form 8-K filed by Celgene with the SEC on July 28, 2015.

(b)	Pro forma financial information.

The pro forma financial information required by this Item is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Celgene with the SEC on July 28, 2015.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 14, 2015, among Celgene Corporation, Strix Corporation and Receptos, Inc. (incorporated herein by reference to Exhibit 2.1 to Celgene’s Current Report on Form 8-K filed on July 15, 2015).

99.1	Press Release, dated August 25, 2015 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 3 to Schedule TO filed by Celgene on August 25, 2015).

99.2	Press Release, dated August 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: August 27, 2015	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 14, 2015, among Celgene Corporation, Strix Corporation and Receptos, Inc. (incorporated herein by reference to Exhibit 2.1 to Celgene’s Current Report on Form 8-K filed on July 15, 2015).

99.1	Press Release, dated August 25, 2015 (incorporated herein by reference to Exhibit (a)(5)(G) to Amendment No. 3 to Schedule TO filed by Celgene on August 25, 2015).

99.2	Press Release, dated August 27, 2015.